UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

National Bancshares Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION ABOUT THE MEETING
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
PROPOSAL NUMBER 2 RATIFICATION OF THE APPOINTMENT OF NATIONAL BANCSHARES’ INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
PROPOSAL NUMBER 3 APPROVAL OF THE NATIONAL BANCSHARES CORPORATION 2008 EQUITY INCENTIVE PLAN
CORPORATE GOVERNANCE
EXECUTIVE AND DIRECTOR COMPENSATION
TRANSACTIONS WITH DIRECTORS AND OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS OF SECURITY HOLDERS
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
ANNUAL REPORT
OTHER BUSINESS
Appendix A National Bancshares Corporation 2008 Equity Incentive Plan

NATIONAL BANCSHARES CORPORATION
112 West Market Street
Orrville, Ohio 44667
(330) 682-1010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders of National Bancshares Corporation (the “Annual Meeting”) will be held at the Operations Center of First National Bank, 1444 North Main Street, Orrville, Ohio on Thursday, April 24, 2008 at 2:00 pm local time for the following purposes:

(1) to elect three directors for a three-year term ending in 2011;

(2) to ratify the appointment of Crowe Chizek and Company LLC as National Bancshares Corporation’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2008;

(3) to approve the National Bancshares Corporation 2008 Equity Incentive Plan; and

(4) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Holders of common shares of record at the close of business on March 13, 2008 are entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

James R. VanSickle
Chief Financial Officer

April 2, 2008

NATIONAL BANCSHARES CORPORATION
112 West Market Street
Orrville, Ohio 44667
(330) 682-1010

PROXY STATEMENT

This proxy statement is furnished by National Bancshares Corporation (“National Bancshares”) and its wholly-owned subsidiary, First National Bank of Orrville (the “Bank” and collectively with National Bancshares, the “Company”) in connection with the solicitation by National Bancshares’ Board of Directors (the “Board”) of proxies to be used at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will be held on Thursday, April 24, 2008 at 2:00 pm local time at the Operations Center of First National Bank, 1444 North Main Street, Orrville, Ohio. The accompanying Notice of Annual Meeting of Shareholders and this proxy statement are first being mailed to shareholders on or about April 2, 2008. Holders of common shares of record on March 13, 2008 (the “Record Date”) are entitled to vote at the Annual Meeting.

INFORMATION ABOUT THE MEETING

Purpose of the Meeting — At the Annual Meeting we will ask National Bancshares Corporation shareholders to elect three directors to serve until the 2011 annual meeting or until their successors are elected and qualified, to ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2008, and to approve the National Bancshares Corporation 2008 Equity Incentive Plan (the “Equity Incentive Plan”).

Voting and Revocation of Proxies — Proxies solicited by the Board may be used at the Annual Meeting and any postponement or adjournments thereof only and will not be used for any other meeting. The proxies will be voted in accordance with the directions given. If no directions are given, proxies will be voted FOR the election of each of the individuals nominated by the Board.

Shareholders who execute proxies retain the right to revoke them at any time, but revocation will not affect a vote previously taken. You may revoke a proxy by:

•	attending the Annual Meeting and advising National Bancshares’ Chief Financial Officer that you intend to vote in person (your attendance at the Annual Meeting will not constitute revocation of a proxy);

•	giving a subsequent proxy relating to the same shares; or

•	filing with the Chief Financial Officer at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy.

A written notice revoking a proxy should be delivered to Mr. James R. VanSickle, Chief Financial Officer, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667. Unless revoked, the shares represented by proxies will be voted at the Annual Meeting.

Record Date and Outstanding Shares; Quorum — On the Record Date for the meeting there were 2,202,368 common shares of National Bancshares issued and outstanding. To constitute a quorum at the Annual Meeting, according to Article II, section 7 of National Bancshares’ Code of Regulations, the holders of shares entitling them to exercise a majority of the voting power must be present in person or by proxy. Proxies marked “abstain” will be considered present for purposes of establishing that a quorum exists. Likewise, shares held by brokers in street name that are voted on at least one proposal will be considered present for purposes of establishing that a quorum exists.

Vote Required and Cumulative Voting — Directors are elected by a plurality vote. Accordingly, nominees receiving the greatest number of votes will be elected. Votes that are withheld in the election of directors will, therefore, have no effect.

Shareholders may vote cumulatively in the election of directors. To invoke the right to vote cumulatively in the election of directors, according to Ohio general corporation law section 1701.55(C), a shareholder must give advance written notice of his or her desire that voting in the election of directors be cumulative. The notice must be given to National Bancshares’ President or Chief Financial Officer at least 48 hours before the time fixed for holding a meeting to elect directors. If, at the convening of the meeting, an announcement of the cumulative voting notice is then made by the chairman of the meeting, or by or on behalf of the shareholder giving the notice, every shareholder will have cumulative voting rights in the election of directors. When shares are voted cumulatively, you multiply the number of shares you own by the number of directors to be elected to determine the total number of votes you may cast. You may give any one or more of the nominees any portion of the total number of your votes. Proxies solicited by the Board would also be voted cumulatively if a shareholder properly invokes the right to vote cumulatively. For all purposes other than election of directors, each share is entitled to one vote.

Pursuant to Ohio general corporation law section 1701.52, unless the Articles of Incorporation of National Bancshares state otherwise, the proportion of the voting shares required to approve any proposal cannot be less than a majority of the common shares entitled to vote on such proposal. The Articles of Incorporation of National Bancshares are silent as to the required vote for any proposal. Therefore, the required vote to approve the Equity Incentive Plan at the Annual Meeting shall be the vote of the holders of a majority of the common shares having voting power.

Abstentions and Broker Non-Votes — Abstention may be specified on all proposals except the election of directors. Although abstentions are counted for purposes of establishing that a quorum is present, abstentions and broker non-votes are not counted as votes cast. Because directors are elected by a plurality of votes cast, abstentions and broker non-votes have no effect on the election of directors. Because the required vote for the approval of the Equity Incentive Plan is a majority of the common shares entitled to vote at the Annual Meeting, abstentions and broker non-votes will have the same effect as a vote against such proposal.

Solicitation of Proxies — In addition to soliciting proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, without additional compensation. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy material to the beneficial owners of common shares.

Voting Securities and Principal Holders — The following table sets forth the beneficial ownership of National Bancshares’ common shares by each of its directors, director nominees and named executive officers, and the directors and named executive officers as a group, as of the Record Date. For purposes of the table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power, or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named or are shared with members of his or her household. Shares deemed to be outstanding for purposes of computing “Percent of Class” are calculated on the basis of 2,202,368 shares outstanding as of the Record Date.

	Common shares
	beneficially		Percent
Directors, director nominees and named executive officers	owned		of Class

Sara Steinbrenner Balzarini	18,437		*
John P. Cook, CPA, Ph.D.	1,700		*
Bobbi E. Douglas	385		*
John W. Kropf	39,034	(1)	1.77%
John L. Muhlbach, Jr.	500		*
Victor B. Schantz	11,300		*
Steve Schmid	5,974	(2)	*
John E. Sprunger	2,629	(3)	*
Kenneth R. VanSickle	315	(4)	*
David C. Vernon	2,400		*
Howard J. Wenger	70,019	(5)	3.18%
Albert W. Yeagley	501		*

All directors, nominees and executive officers as a group (10 people)	150,250	(6)	6.82%

*	Beneficial ownership is less than 1% of the class

(1)	Includes 5,880 common shares owned by John W. Kropf’s spouse.

(2)	Includes 4,982 common shares owned by Steve Schmid’s spouse.

(3)	Includes 448 common shares owned by John E. Sprunger’s spouse. Mr. Sprunger retired from the Board in May of 2007.

(4)	Includes 315 common shares jointly owned by Kenneth R. VanSickle and his wife. Mr. VanSickle resigned from the Company effective June 29, 2007.

(5)	Includes 10,258 common shares owned by Howard J. Wenger’s spouse.

(6)	Does not include common shares beneficially owned by John E. Sprunger or Kenneth R. VanSickle.

As of the Record Date, no person was known by National Bancshares to be the beneficial owner of more than 5% of the outstanding common shares of National Bancshares, except as follows:

	Common shares
	beneficially		Percent
Name and address of beneficial owner	owned		of Class

MacNealy Hoover Investment Management, Inc.	163,171	(1)	7.41%
200 Market Avenue North, Suite 200 Canton, Ohio 44702

(1)	According to a Schedule 13D/A filed with the Securities and Exchange Commission on February 7, 2008, (i) MacNealy Hoover Investment Management, Inc. (“MacNealy”) beneficially owns 155,871 common shares in various client accounts as an investment adviser, or 7.08% of National Bancshares’ outstanding common shares, (ii) Harry C. MacNealy beneficially owns 6,400 common shares held in his personal accounts or as custodian for his children, or 0.29% of National Bancshares’ outstanding common shares, (iii) Charles H. Hoover, beneficially owns 900 common shares, or 0.04% of National Bancshares’ outstanding common shares. Mr. MacNealy is the Chief Executive Officer and Chief Compliance Officer of MacNealy and Mr. Hoover is the President of MacNealy, and, together, they have the power to vote 163,171 common shares, or 7.41% of National Bancshares outstanding common shares.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Classification and Vacancies — The Board is divided into three classes, with one class elected each year for a three-year term. A total of 11 directors are authorized by National Bancshares’ Code of Regulations, Article III, section 1. There are currently ten individuals serving as directors, and one vacancy. This vacancy can be filled at any time by a majority of the whole Board, although the Board currently has no plans to do so. From time to time, the Board considers potential candidates to fill director vacancies or succeed retiring directors. However, the Board currently does not have any candidates under active consideration for the director vacancies. The proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named herein, of which there are three only.

Nominees for Election as Directors — The following table sets forth certain information with respect to the nominees for election as Class III Directors of National Bancshares, for terms to expire in 2011, who will be voted upon at the Annual Meeting. There were no agreements, arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for directors. If any nominee is unable or unwilling to serve as a director on the date of the Annual Meeting, the proxies will be voted for the election of a substitute nominee or nominees designated by the Board.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

John P. Cook, CPA, Ph.D.	60	2005	2008	John P. Cook, CPA, Ph.D. is a partner/shareholder of the firm of Long, Cook & Samsa, Inc., Certified Public Accountants / Consultants since December 2000. Previously, he was a Partner of Cook and Samsa, Certified Public Accountants.
John W. Kropf	64	1974	2008	John W. Kropf, Chairman of the Board, is an attorney and a partner of the law firm Kropf, Wagner, Hohenberger & Lutz, L.L.P. in Orrville, Ohio. Currently, he serves as Chairman of the Board of Baldwin Wallace College, in Berea, Ohio.
David C. Vernon	67	2006	2008	In addition to serving as President and Chief Executive Officer of National Bancshares Corporation and First National Bank, David C. Vernon serves as a director and Vice-Chairman of Central Federal Corporation and its wholly owned subsidiary CFBank, a federally chartered savings association headquartered in Fairlawn in Summit County, Ohio. Mr. Vernon served as Chairman of Central Federal Corporation and CFBank from January 2003 until January 1, 2006. Mr. Vernon also served as Central Federal Corporation’s and CFBank’s Chief Executive Officer in 2003 and 2004 and as President of both companies from March 2003 to January 2005. Central Federal Corporation has securities registered under the Securities Act of 1934 and its stock trades on Nasdaq under the symbol “CFBK”. Before joining Central Federal Corporation and CFBank, Mr. Vernon was Chairman, President and Chief Executive Officer of Founders Capital Corporation in Akron, Ohio from September 2002 to February 2003; a Strategic Planning Consultant to Westfield Bank in Westfield, Ohio from May 2000 to July 2002; a consultant to Champaign National Bank in Urbana, Ohio from July 1999 to April 2002; and a Consultant to First Place Bank in Warren, Ohio from April 1999 to February 2001. In February 1999, Mr. Vernon retired as Chairman, President and Chief Executive Officer of Summit Bank, an Akron-area Community bank he founded in January 1991.

*	Indicates the year first elected to the Board of the Company or in Mr. Vernon’s case, the year in which he was appointed as a director by the Board.

Directors Continuing in Office — The following table sets forth certain information with respect to Class I and II Directors of National Bancshares. There were no agreements or understandings pursuant to which any of the persons listed below were elected as directors.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

Class I
Bobbi E. Douglas	49	1998	2009	Bobbi E. Douglas is Executive Director of STEPS at Liberty Center and Every Woman’s House, social service organizations.
John L. Muhlbach, Jr.	61	2007	2009	John L. Muhlbach, Jr. is Vice President of A.A. Hammersmith Insurance, Inc.
Victor B. Schantz	55	2007	2009	Victor B. Schantz is President of the Schantz Organ Company, a custom manufacturer of pipe organs for churches.
Howard J. Wenger	65	1998	2009	Howard J. Wenger is the President of Wenger Excavating, Inc., Northstar Asphalt, Inc., Lake Region Oil, Inc., Massillon Materials, Inc., and Stark Materials, Inc., excavating and building materials companies operating from Dalton, Ohio.

Class II
Sara Steinbrenner Balzarini	51	1989	2010	Sara Steinbrenner Balzarini is a partner of Paramount Tennis, LLC. Previously, she was a member of the Management Committee of Contours, Ltd., a manufacturing firm in Orrville, Ohio from June 1998 through August 2003, where she served in a consulting capacity. Prior to June 1998, she was CFO of Contours, Inc.
Steve Schmid	56	1989	2010	Steve Schmid is the President of Smith Dairy Products and Schmid Incorporated, dairy products manufacturers and distributors serving a multi-state area.
Albert W. Yeagley	60	1997	2010	Albert W. Yeagley has been employed by the J.M. Smucker Company since 1974. He currently serves as Vice President of Quality Assurance at J.M. Smucker Company.

The Board of National Bancshares and the board of directors of the Bank are comprised of the same ten individuals currently serving as directors; however, the Bank’s directors serve one-year terms. We expect all of National Bancshares’ directors, including the nominees standing for election at the Annual Meeting, will be nominated and elected to serve as directors of the Bank for the following year.

The Board has a mandatory retirement age of 70 years old. During 2008, there are no directors who will be attaining the age of 70.

There are no family relationships among any of National Bancshares’ directors, director nominees or executive officers. No director, director nominee or executive officer of National Bancshares, other than Mr. Vernon, serves as a director of (l) a company with a class of securities registered under or that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934; or (2) any investment company registered under the Investment Company Act of 1940. None of National Bancshares’ directors, director nominees or executive officers have been involved in any legal proceedings concerning bankruptcy, either individually or in respect of any businesses with which they have been involved. In addition, none of the continuing directors or director nominees have been convicted of any crime, excluding traffic violations and similar minor offenses.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTOR NOMINEES NAMED ABOVE IN THIS PROPOSAL NUMBER 1.

PROPOSAL NUMBER 2

RATIFICATION OF THE APPOINTMENT OF NATIONAL BANCSHARES’
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

At its November 13, 2007 Audit Committee meeting, the Audit Committee of National Bancshares’ recommended and approved the appointment of Crowe Chizek and Company LLC (“Crowe Chizek”) as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2008. National Bancshares is seeking the shareholders’ ratification of such action.

Crowe Chizek served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2007 and 2006. We expect that one or more representatives of Crowe Chizek will attend the Annual Meeting, will have an opportunity to make a statement if the representative(s) desires to do so, and will be available to answer appropriate questions.

Crowe Chizek has informed the Company that all, or substantially all, of the audit and other services provided by Crowe Chizek were performed by full-time, permanent employees of Crowe Chizek. The Company paid Crowe Chizek for fees aggregating $109,283 for the fiscal year ended December 31, 2007 and $87,800 for the fiscal year ended December 31, 2006, consisting of the following:

Audit Fees — For the audit of the Company’s annual financial statements, and reviews of the financial statements included in National Bancshares’ Quarterly Reports on Form l0-Q, the Company paid Crowe Chizek aggregate fees of $87,900 for the fiscal year ended December 31, 2007, and $76,875 for the fiscal year ended December 31, 2006.

Audit-Related Fees — For all audit-related services provided, the Company paid Crowe Chizek aggregate fees of $10,895 for the fiscal year ended December 31, 2007 and $0 for the fiscal year ended December 31, 2006. The audit-related services and fees paid in 2007 were primarily related to the review of an insurance claim related to a 2006 fraud incident, adoption of Staff Accounting Bulletin No. 108, adoption of Financial Accounting Standards Board No. 48, and consultations related to internal controls for information technology.

Tax Fees — For all tax services provided, the Company paid Crowe Chizek aggregate fees of $7,900 for the fiscal year ended December 31, 2007 and $6,850 for the fiscal year ended December 31, 2006. The tax services and fees paid in 2007 and 2006 were related to annual tax filings.

All Other Fees — For all other services provided, the Company paid Crowe Chizek aggregate fees of $2,588 for the fiscal year ended December 31, 2007 and $4,075 for the fiscal year ended December 31, 2006. The fees for fiscal year 2007 were primarily related to the purchase of an information resource to assist management with the responsibility of issuing a report related to the internal controls over financial reporting. The fees for fiscal year 2006 were related to the review of goodwill, land sale and collateral verification.

The Audit Committee of the Company has adopted a policy that requires advance approval of all audit and permitted non-audit services provided by its independent registered public accounting firm, including the fees and terms for such services, prior to the engagement of the independent registered public accounting firm with respect to such services. The Chair of the Audit Committee has been delegated the authority by the Audit Committee to evaluate and pre-approve the engagement of the independent registered public accounting firm for audit and permitted non-audit services between the regularly scheduled meetings of the Audit Committee. The Chair must report all such pre-approvals to the entire Audit Committee at the next committee meeting. All of the services described above for the fiscal year ended December 31, 2007 were pre-approved for 2007 by the Audit Committee.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER 2.

PROPOSAL NUMBER 3

APPROVAL OF THE NATIONAL BANCSHARES CORPORATION
2008 EQUITY INCENTIVE PLAN

On February 19, 2008, the Board adopted the Equity Incentive Plan, and now seeks shareholder approval of the Equity Incentive Plan at the Annual Meeting. A key objective of the Equity Incentive Plan is to promote the success of the Company’s business by providing appropriate equity incentives to officers, employees, consultants and non-employee directors. The Equity Incentive Plan provides for grants of stock options, stock appreciation rights (“SARs”), restricted stock, other stock-based awards and performance-based compensation (sometimes referred to individually or collectively as “Awards”). All Awards granted under the Plan shall be evidenced by an Award Agreement.

The Board believes the Equity Incentive Plan will help the Company to (i) attract and retain qualified non-employee directors, executives and other key employees and consultants with appropriate equity-based awards, (ii) motivate high levels of performance, (iii) recognize employee contributions to the Company’s success, and (iv) align the interests of Plan participants with those of the Company’s shareholders.

The Board believes that the Equity Incentive Plan, by providing the Company with the ability to grant equity-based awards, will help the Company to remain competitive for qualified non-employee directors and executives, and skilled employees and consultants in the banking industry, particularly against similar companies competing for the same talent pool. The provisions of the Equity Incentive Plan are summarized below. There has been no determination with respect to future awards under the Equity Incentive Plan as of the date of this proxy statement.

Summary of the 2008 Equity Incentive Plan

THE FOLLOWING IS ONLY A SUMMARY OF THE NATIONAL BANCSHARES CORPORATION 2008 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND THE COMPANY URGES YOU TO READ THE ENTIRE PLAN ATTACHED TO THIS PROXY STATEMENT AS “APPENDIX A” FOR FULL DETAILS.

General Provisions of the Equity Incentive Plan

Duration — Unless sooner terminated pursuant to the provisions of the Equity Incentive Plan, if the Equity Incentive Plan is properly approved by the Company’s shareholders and becomes effective, the Equity Incentive Plan shall terminate on February 19, 2018.

Administration of the Equity Incentive Plan — The Equity Incentive Plan will be administered by the compensation committee or any other committee designated by the Board (the “Committee”). Subject to the Equity Incentive Plan, the Committee is authorized to (i) interpret and administer the Equity Incentive Plan; (ii) select the directors, employees and consultants to whom Awards will be granted; (iii) select the terms and conditions of Awards granted under the Equity Incentive Plan; (iv) select the terms of any Award Agreements to be entered into with Equity Incentive Plan participants; (v) clarify, construe or resolve any ambiguity in any provision of the Equity Incentive Plan or Award Agreement; (vi) accelerate or waive vesting of Awards and exercisability of Awards; (vii) extend the term or period of exercisability of any Awards; (viii) modify the purchase price under any Award; or (ix) waive any terms or conditions applicable to any Award. In addition the Committee has the full and exclusive discretionary power to adopt rules, forms, instruments and guidelines for administering the Equity Incentive Plan as the Committee deems necessary or proper. Generally, any action taken by the Committee shall not adversely affect, in any material respect, the rights granted to any Equity Incentive Plan participant under any outstanding Awards without such Equity Incentive Plan participant’s written consent. In addition and as necessary, the Board, or any committee or sub-committee established by the Board, shall have the authority to grant or approve Awards in order to satisfy the requirements, rules and regulations of Section 16 of the Securities Exchange Act of 1934, as amended, and to act in lieu of the Committee with respect to Awards made to non-employee directors under the Equity Incentive Plan.

Eligibility for Awards — Participants under the plan will consist of officers, employees, consultants and non-employee directors of the Company, as the Committee determines in its sole discretion (each a “Participant” and collectively, the “Participants”). A decision by the Committee to deem a person a Participant in any year shall not require the Committee to designate such person a Participant or entitle such person to receive Awards in any other year. If the Equity Incentive Plan were in effect for fiscal year 2007, approximately 35 individuals would have qualified as Participants.

Shares Subject to the Equity Incentive Plan and Maximum Awards — Generally, the maximum number of common shares available for issuance to Participants under the Equity Incentive Plan and the maximum number of common shares available for granting Incentive Stock Options (or “ISOs”) under the Equity Incentive Plan is 223,448 common shares, which may consist of authorized and unissued common shares or treasury shares. Generally, any common shares that are delivered to the Company as partial or full payment for the purchase price of an Award granted under the Equity Incentive Plan or to the extent the Committee determines that the availability of ISOs under the Equity Incentive Plan will not be compromised, shall again be available for Awards under the Equity Incentive Plan, but such common shares shall be counted as outstanding for purposes of determining whether an annual Award limit has been attained. The maximum number of common shares under any Awards that may be granted to any Participant in any Equity Incentive Plan year shall be 22,344 common shares. No fractional common shares shall be issued or delivered pursuant to the Equity Incentive Plan or any Award. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional common shares or whether such fractional shares or any rights to fractional shares shall be rounded, forfeited or otherwise eliminated. As of March 13, 2008, the market value of the common shares underlying the stock options or rights that may be granted under the Equity Incentive Plan was $17.70 per share.

Adjustments in Authorized Shares — In the event of a corporate transaction involving the Company’s common shares (including, but not limited to any merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of common shares, exchange of common shares, dividend in kind, or other like change in capital structure (other than normal cash dividends) to shareholders of the Company), the Committee, in its sole discretion, will make adjustments to such Awards to prevent dilution or enlargement of Participants’ rights under the Equity Incentive Plan.

Rights as a Shareholder — Generally, a Participant shall have none of the rights of a shareholder with respect to common shares covered by an Award until the Participant becomes the record holder of such common shares.

Change of Control — Unless otherwise prohibited under applicable laws, rules and regulations, or the Committee determines otherwise in the applicable Award Agreement, upon the occurrence of a change of control of the Company, as defined in the Equity Incentive Plan, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards which may include (i) the continuation or assumption of such outstanding Awards by the Company or surviving company; (ii) substitution of the outstanding Awards with awards of the surviving company or corporation that have the same terms as the outstanding Awards; (iii) acceleration of the exercisability, vesting and/or lapse of restrictions under the outstanding Awards immediately prior to the change of control event; (iv) upon written notice to the Participant, require that outstanding Awards be exercised, to the extent then exercisable, within fifteen days immediately prior to the scheduled consummation of the change of control event or else be terminated; or (v) cancellation of all or any portion of outstanding Awards for fair value, as determined in the sole discretion of the Committee.

Amendment, Modification, Suspension and Termination of the Equity Incentive Plan — The Committee may amend the Equity Incentive Plan, any Award or any Award Agreement in such a manner as it deems necessary to comply with applicable law. The Board may also amend, alter, suspend, discontinue, or terminate the Equity Incentive Plan or any portion thereof or any Award or Award Agreement at any time; provided that no such action shall be made (i) without shareholder approval, if such shareholder approval is necessary; and (ii) without the consent of the Participant, if such action would materially diminish any of the rights of any Participant under any Award granted to such Participant under the Equity Incentive Plan.

Non-Transferability of Awards — Generally, an Award granted under the Equity Incentive Plan shall not be transferable or assignable by the Participant except in the event of such Participant’s death (subject to the applicable laws of descent and distribution). Any permitted transfer to the legatees, or heirs of the Participant shall not be effective unless the Committee was furnished with written notice of the permitted transfer and a copy of any evidence as the Committee may deem necessary to establish the validity of the permitted transfer.

Unfunded Plan — All payments to be made under the Equity Incentive Plan shall be paid from the general funds of the Company, a subsidiary or affiliate of the Company, as the case may be, and no special or separate fund shall be established or segregation of assets to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended.

Tax Withholding — The Company shall have the right to deduct or withhold or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, local and any applicable foreign taxes, if applicable, required to be withheld with respect to the grant, exercise or vesting of any Award.

No Guarantees Regarding Tax Treatment — Participants (or their beneficiaries) will be responsible for all taxes with respect to any Awards under the Equity Incentive Plan

Compliance with Section 409A of the Internal Revenue Code — It is the intent of the Company that Awards of stock options, SARs and restricted stock under the Equity Incentive Plan shall be structured such that the Awards do not provide for a deferral of compensation as further set forth in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). If any Award granted under the Equity Incentive Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. Furthermore, the Committee may, in its sole discretion, amend the Equity Incentive Plan and/or Award, adopt policies and procedures, or take any other action as necessary to exempt the Equity Incentive Plan and/or any Award from the application of Section 409A of the Code, preserve the intended tax treatment of any such Award or comply with the requirements of Section 409A of the Code.

New Plan Benefits — The number and types of Awards to be made pursuant to the Equity Incentive Plan are subject to the discretion of the Committee and are not determinable at this time.

Types of Awards

The Awards that may be granted under the Equity Incentive Plan include stock options, SARs, restricted stock, other stock-based awards and performance-based compensation. Stock options may be either ISOs, as defined in Section 422 of the Code, or nonqualified stock options (“NQSOs”). Any Award granted under the Equity Incentive Plan shall be evidenced by an Award Agreement that will provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion. In the event of any conflict between the Equity Incentive Plan provisions and an Award Agreement provisions, the Equity Incentive Plan provisions shall prevail.

Stock Options — A stock option gives the recipient the right to purchase common shares from the Company for a specified amount of time at an exercise price established by the Committee. Stock options shall be designated as either ISOs or NQSOs, provided that the options granted to non-employee directors and consultants can only be NQSOs. All options shall be evidenced by an Award Agreement stating the number of common shares covered by the option. Such agreement are subject to the Equity Incentive Plan and may contain other provisions the Committee deems advisable. The exercise price of any stock option shall not be less than the par value of the common shares on the date of grant. For ISOs, the exercise price cannot be less than 100% of the fair market value, as determined pursuant to the Equity Incentive Plan, on the date of grant (or less than 110% of the fair market value for ISOs granted to ten percent shareholders). In no event shall a stock option have a term greater than ten years (or five years in the case of an ISO granted to a 10% shareholder). Upon exercise of a stock option, the aggregate exercise price for the common shares as to which an option is exercised shall be paid to the Company in full at the time of exercise in cash, common shares or a combination of cash and common shares. With respect to ISOs, the aggregate fair market value (generally determined at the time of grant) of the common shares with respect to which ISOs (granted under all plans of the Company) are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

Stock Appreciation Rights — SARs give the recipient the right to receive, upon exercise, a payment in common shares, cash or other property of an amount equal to the excess of the fair market value of a specified number of common shares on the date of exercise over the grant price of the right as specified by the Committee on the date of grant of such SARs. Generally, SARs must be granted with a grant price not less than 100% of fair market value on the date of grant and shall have a term, methods of exercise, methods of settlement and any other conditions or restrictions as determined by the Committee. In general, no SAR shall have a term of more than 10 years from the date of grant unless otherwise provided in an Award Agreement.

SARs may be granted in tandem with any stock option at the same time such stock option is granted (“Tandem SARs”). Tandem SARs shall be exercisable only to the extent that the related stock option is exercisable and shall expire no later than the expiration date of the related stock option. Upon the exercise of any Tandem SARs by a Participant, such Participant will be required to forfeit the right to purchase an equivalent portion of the related stock option. Likewise, when a common share is purchased under the related stock option, the Participant shall be required to forfeit an equivalent portion of the Tandem SARs.

Restricted Stock — A grant of restricted stock is a grant of a specified number of common shares to a Participant, which common shares are subject to forfeiture due to transfer, sale, assignment, pledge and other restrictions. The Committee may condition the grant of restricted stock or the expiration of the restriction period upon the Participant’s achievement of one or more performance goals as specified in the applicable Award Agreement. The Committee also has discretion to establish: (i) periods of restriction during which common shares awarded remain subject to forfeiture and other encumbrances; (ii) the Company’s right to repurchase the restricted stock if the Participant’s services or employment with the Company terminates for any reason (including death or disability); and (iii) the performance, employment or other conditions under which the restricted stock may be forfeited to the Company. The Committee may modify or accelerate the lapsing of the restrictions imposed on restricted stock. Generally, Participants holding restricted stock shall not have the right to exercise voting rights with respect to restricted stock or receive dividends on restricted stock. Participants who make an election pursuant to Section 83(b) of the Code, concerning restricted stock granted to such Participant, must file a copy of such election with the Company.

Other Stock-Based Awards — Other stock-based Awards are Awards valued, in whole or in part, by reference to or otherwise based on the fair market value of common shares. With respect to other stock-based Awards, the Committee shall determine (i) the form of such Awards; (ii) the conditions required to receive such Awards, including conditions based upon the completion of a specific period of service, the occurrence of an event and/or the attainment of performance objectives; (iii) whether such Awards may be granted alone or in addition to any other Awards granted under the Equity Incentive Plan; (iv) to whom and when such Awards will be made; (v) the number of common shares to be awarded under such Awards; (vi) how such Awards shall be settled (in cash, common shares or a combination of cash and common shares); and (vii) any other terms and conditions the Committee deems appropriate and applicable to such Awards.

Performance-Based Compensation — The Committee may design any Award granted under the Equity Incentive Plan so that the amounts or common shares payable or distributed pursuant to such Award will be treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations. Any Award that is designated or intended to be performance-based compensation will be conditioned on the achievement of one or more performance measures. The performance measures that may be used for such Awards, as it relates to any vesting, crediting or payment of performance-based compensation, may be based on any one or more of the following performance measures: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per common share; (v) book value per common share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital or (xviii) return on assets. As deemed appropriate by the Committee, any performance measure may be (i) used to measure the performance of the Company and/or any of its affiliates as a whole, any business unit thereof or any combination thereof or (ii) compared to the performance of a group of comparable companies or a published or special index.

With respect to a Participant designated by the Company as a potential “covered employee,” as such term is defined in Section 162(m) of the Code, and within a period specified in the Equity Incentive Plan, the Committee is required to establish in writing (i) the performance goals applicable to the performance period; (ii) the performance measures to be used to measure the performance goals in terms of an objective formula or standard; (iii) the method for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (iv) the Participants or class of Participants to which such performance goals apply. The Committee may only adjust Awards designed to qualify as performance-based compensation downward, with such downward adjustment based on a formula, discretionary basis or any combination thereof. Vesting, payment and crediting of any Award designed to qualify as performance-based compensation shall be subject to a certification in writing by the Committee that the performance goals and any other material terms applicable to such performance period have been satisfied.

United States Federal Income Tax Consequences

The following is a brief description of the Federal income tax consequences generally arising with respect to Awards under the Equity Incentive Plan.

Nonqualified Stock Options — No taxable income is recognized by an optionee upon the grant of a NQSO. Generally, the optionee will recognize ordinary income in the year in which the NQSO is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased common shares on the exercise date over the exercise price paid for the common shares. The Company and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a non-employee director, where in such case tax withholding is not required. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised NQSO. After exercise of an NQSO, any further appreciation is taxed as short-term or long-term capital gain depending on the length of time (i.e., holding period) the common shares issued upon exercise are held.

Incentive Stock Options — No taxable income is recognized by an optionee upon the grant of an ISO. Generally, the optionee will not recognize ordinary income in the year in which the ISO is exercised although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying common shares acquired from the ISO within two years after the ISO grant date or within one year of the ISO exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain from exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. The Company will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then the Company will not be entitled to a tax deduction.

Stock Appreciation Rights — No taxable income is recognized by a participant upon the grant of an SAR. The Participant will recognize ordinary income in the year in which the SAR is exercised. The amount of ordinary income will be equal to the cash payment upon exercise or the fair market value of the common shares received. The Company and the Participant are required to satisfy the applicable tax withholding requirements, unless the Participant is a non-employee director, where in such case, tax withholding is not required. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to exercised SARs.

Restricted Stock — The tax principles applicable to the issuance of restricted stock under the Equity Incentive Plan will be substantially the same as those summarized above for the exercise of NQSOs in that they are both governed by Section 83 of the Code. Generally, when the restriction lapses, the grantee will have ordinary income equal to the difference between the fair market value of the common shares on the vesting date and any amount paid for the common shares. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted restricted stock on the grant date and any amount paid for the restricted stock. If the Section 83(b) election is made, the grantee will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the common shares. The Company will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

Other Stock-Based Awards — A participant who has been granted Other Stock-Based Awards (including stock units or phantom stock) is not deemed to receive any taxable income at the time such Awards are granted. When vested stock units or phantom stock (and dividend equivalents, if any) are settled and distributed, the

Participant will recognize ordinary income equal to the amount of cash and/or the fair market value of common shares received less the amount paid for such Awards (if any).

Performance-Based Compensation — A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Plan provides that the Committee may design any Award under the Equity Incentive Plan to be treated as performance based compensation.

This U.S. Federal Income Tax summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular Participant based on such Participant’s specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all Participants to consult their own tax advisors concerning the tax implications of Awards granted under the Equity Incentive Plan.

The Company is seeking shareholder approval of the Equity Incentive Plan. The Board believes that it is in the best interest of the Company to have a comprehensive equity incentive program. The Plan provides a meaningful opportunity for officers, employees, consultants and non-employee directors to acquire a proprietary interest in the Company, thereby encouraging those individuals to remain in the Company’s service and more closely align their interests with those of the shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER 3.

CORPORATE GOVERNANCE

Meeting Attendance — The Board met twelve times in 2007. During the portion of 2007 in which he or she served as a director, every director attended at least 75% of the aggregate of (a) the total number of meetings of National Bancshares’ Board held in 2007; and (b) the total number of meetings held by all National Bancshares’ board committees on which he or she served (the Board currently has four committees, the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation and Management Development Committee and the Charitable Giving Committee). The Board also encourages all directors to attend the annual meetings of National Bancshares’ shareholders, but has no formal policies regarding such attendance. Eight of the nine incumbent directors at the time of the 2007 National Bancshares Annual Meeting of Shareholders attended such annual meeting.

Director Independence — The Board has determined that all members of the Board are independent directors within the meaning of Rule 4200 (a)(15) of the marketplace rules of the NASDAQ Stock Market, with the exception of David C. Vernon and John W. Kropf.

Communications with the Board — Shareholders may communicate with one or more directors, or the entire Board, about matters of interest to those shareholders alone or to all shareholders. Management and the Board value dialogue with shareholders. If you desire to communicate with, or state your views and concerns to the Board, you may write to the Board, care of the Audit Committee, at 112 West Market Street, PO Box 57, Orrville, Ohio 44667. You must not expect a prompt substantive or detailed response. Your written communication will be taken into account by the Board.

Committees of the Board

The Board has four standing committees, the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation and Management Development Committee and the Charitable Giving Committee. In addition to the Board’s four standing committees, the Bank has an executive committee, which is comprised solely of members of the Board.

Audit Committee — Established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, the Audit Committee oversees the auditing, accounting and financial reporting processes of National Bancshares. In fulfilling its oversight and responsibilities, this committee, among other things, reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Members of the Audit Committee are Sara Steinbrenner Balzarini, John P. Cook, CPA, Ph. D., Howard J. Wenger and Albert W. Yeagley. John Sprunger served on the Audit Committee until his retirement in May 2007. These individuals also serve as the Audit Committee of the Bank, performing the same Audit Committee functions at the Bank.

Each year the Audit Committee reviews and assesses the adequacies of a written Audit Committee Charter. Any changes to the Charter are approved by the Board. A current copy of the Audit Committee Charter may be found on the Company’s website at www.fnborrville.com.

In the opinion of the Board, none of the members of the Audit Committee have a relationship with National Bancshares, or the Bank, that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. In addition, none of them are, or have been for the past three years, executive officers of National Bancshares or the Bank. In the opinion of the Board, each member of the Audit Committee is an “independent director,” as that term is defined in Rule 4200(a)(15) of the marketplace rules of the NASDAQ Stock Market. John P. Cook, CPA, Ph. D. has been designated as the “Audit Committee Financial Expert” by the Board.

The Audit Committee has engaged Crowe Chizek and Company, LLC to continue its service as independent registered public accounting firm (independent auditors) for 2008. Consistent with the Audit Committee Charter, and to ensure the auditor will be considered independent under the rules of the SEC, the independent auditor will be engaged, and its compensation will be established solely by the Audit Committee. All audit and other services provided by the independent auditor must be approved in advance by the Audit Committee, with limited exceptions permitted by SEC rules. The Audit Committee exercises exclusive oversight of the independent auditor, which reports directly to the Audit Committee. National Bancshares common shares are not currently listed on a public stock exchange, but is traded in the Over-The-Counter market. During fiscal year 2007, the Audit Committee met six (6) times.

Audit Committee Report — The Audit Committee has submitted the following report for inclusion in this proxy statement:

The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2007 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe Chizek and Company LLC, National Bancshares’ independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61(SAS), as amended, “Communications with Audit Committees.” The Audit Committee has received the written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard (ISBS) No. 1 “Independence Discussion with Audit Committees,” and has discussed with Crowe Chizek and Company LLC the independent auditor’s independence.

The Audit Committee has reviewed the non-audit services currently provided by National Bancshares’ independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the independent auditors.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of National Bancshares Corporation be included in its Annual Report on Form 10-K for the year ended December 31, 2007 and filed with the Securities and Exchange Commission.

Submitted by the Audit Committee,

Sara Steinbrenner Balzarini — John P. Cook — Howard J. Wenger — Albert W. Yeagley

Corporate Governance and Nominating Committee — The Corporate Governance and Nominating Committee, created in March 2007, is responsible for assisting the Board in identifying and recommending individuals for nomination as members of the Board and its committees, and for developing, recommending to the Board and implementing a set of corporate governance principles applicable to the Company, its directors, officers and employees. Members of the Corporate Governance and Nominating Committee are John W. Kropf (Chairman of the Board), Bobbi E. Douglas and Steve Schmid. The Corporate Governance and Nominating Committee has not employed any third party consultants to identify suitable director candidates. During fiscal year 2007, the Corporate Governance and Nominating Committee met one time.

The process for identifying director candidates is a highly subjective one that is not based solely upon facts about a candidate’s credentials. The process includes existing directors’ perceptions about a candidate, their analysis of Board strengths and weaknesses, projections about future Board needs and the candidate’s ability to address them, and a variety of other subjective and intangible factors. An evaluation of the director candidate’s attributes include, but is not limited to, the following:

•	Background, business and leadership experience;

•	Knowledge of banking;

•	Potential contribution to the direction of the Company;

•	Ability to promote business growth through business and community contacts and referrals

•	Reputation in the community;

•	Special skills in matters of interest to the Company, such as accounting, finance, legal, or regulatory experience;

•	Point of view concerning the existing and future business of the Company, including but not limited to, the Bank’s competitive position and its role as an independent community banking organization;

•	Investment in the common shares of National Bancshares and commitment to investing in the common shares of National Bancshares over time;

•	Ability to communicate with, and to work cooperatively in, a diverse group of directors;

•	Qualify as an independent director under evolving corporate governance standards and marketplace rules of the NASDAQ Stock Market; and

•	Any business interests or other commitments or interests that might interfere with the ability to participate fully in the affairs of the board and its committees

Shareholders have the right to make nominations to the Board, including the right to nominate one or more persons to fill director vacancies, but National Bancshares’ Code of Regulations does not specify a shareholder nomination procedure. A shareholder desiring to nominate a director candidate should deliver to National Bancshares’ Secretary written notice containing information about the nominee, including the name and age of the nominee, the nominee’s principal occupation, and the number of common shares of National Bancshares the nominee owns. The written consent of the nominee to serve as a director must also be provided. The shareholder’s notice should be delivered to National Bancshares’ Chief Financial Officer by December 31 if the shareholder desires that his or her nominee be considered for nomination at the annual meeting in the following year. The notice should also contain information about the shareholder making the nomination, including (1) the name and address of the shareholder (or of the beneficial owner, if any, on whose behalf the nomination is made); (2) a representation that the shareholder is a holder of record of National Bancshares common shares entitled to vote at the annual meeting and that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person specified in the notice; (3) the number of common shares of National Bancshares owned beneficially and of record by the shareholder (and by the beneficial owner, if any, on whose behalf the nomination is made); (4) a description of all arrangements or understandings under which the nomination is being made between or among any of (a) the shareholder; (b) the beneficial owner on whose behalf the notice is given; (c)  each nominee; and (d) any other person, naming that person; and (5) such other information about the nominee as is required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission (the “SEC”).

The Corporate Governance and Nominating Committee will consider a shareholder’s nomination for director, however, such Committee has final authority to decide who the director nominees will be, based on the Committee’s assessment of the factors outlined above.

The Board has adopted a Corporate Governance and Nominating Committee Charter which may be found on the Company’s website at www.fnborrville.com.

Compensation and Management Development Committee — The Compensation and Management Development Committee, created in March 2007, is responsible for evaluating the director and officer compensation plans, policies, and programs of the Company and recommending the same to the Board of Directors for approval. The Compensation and Management Development Committee was created to assist the Board in the discharge of the Board’s responsibilities relating to compensation for the Company’s directors and Chief Executive Officer. Members of the Compensation and Management Development Committee are John W. Kropf (Chairman of the Board), Steve Schmid and Howard J. Wenger. During fiscal year 2007, the Compensation and Management Development Committee did not meet.

The Compensation and Management Development Committee, in consultation with the Chief Executive Officer, establishes the general compensation philosophy, and oversees the review, development and implementation of the Company’s compensation programs. The Compensation and Management Development Committee’s compensation philosophy is to reward both individual performance and Company performance, while maintaining compensation at a level consistent with compensation paid to directors and executive officers of comparably sized financial institutions in the Company’s market. The Compensation and Management Development Committee, without the consultation with the Chief Executive Officer, is responsible for reviewing and recommending to the Board, the Chief Executive Officer’s compensation based on the Chief Executive Officer’s performance in reaching the individual performance goals established by the Compensation and Management Development Committee.

The Compensation and Management Development Committee has the authority to discharge its duties and responsibilities, including the authority to obtain information from the officers of the Company, select, retain, terminate, and approve the fees and terms of compensation of experts or consultants, or legal counsel, as it deems appropriate.

The Board has adopted a Compensation and Management Development Committee Charter which may be found on the Company’s website at www.fnborrville.com.

Charitable Giving Committee — The Charitable Giving Committee, created in August 2007, is responsible for identifying and recommending charitable giving and other philanthropic opportunities to the Board in accordance with the Charitable Giving Policy of the Company. Members of the Charitable Giving Committee are John W. Kropf (Chairman of the Board), Bobbi E. Douglas and Steve Schmid.

Executive Committee of the Bank — The executive committee of the Bank (the “Executive Committee”) performed the functions of a nominating committee and a compensation committee prior to the creation of the Corporate Governance and Nominating Committee and the Compensation and Management Development Committee. Members of the Executive Committee, who are also directors of National Bancshares, include, John W. Kropf (Chairman of the Board), Steve Schmid and David C. Vernon (President and Chief Executive Officer of the Company). During fiscal year 2007, the Executive Committee met five times. In general, the Executive Committee is responsible for asset and liability management, interest rate risk management and functions as the Bank’s board loan committee when the full board is not in session. The Executive Committee also exercises much of the authority of the Bank’s board of directors when the full board is not in session.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

								Change In
								Pension Value And
								Non-qualified
							Non-equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary($)		Bonus($)	Awards($)	Awards($)	Compensation($)	Earnings($)	Compensation($)		Total($)

David C. Vernon	2007	$235,241	(1)	—	—	—	—	—	$22,387	(4)	$257,628
President and Chief Executive Officer of National Bancshares	2006	$29,866	(2)	—	—	—	—	—	$440	(3)	$30,306
and First National Bank
Kenneth R. VanSickle	2007	$53,613		—	—	—	—	—	$62,950	(5)	$116,563
Senior Vice President and Secretary of National Bancshares	2006	$119,550		—	—	—	—	—	$7,642	(6)	$127,192
and Senior Vice President & Chief Loan Officer of First National Bank

(1)	Compensation reported in this column includes Directors Fees of $10,241 for the period beginning on April 17, 2007, the date on which Mr. Vernon was elected as a Director of National Bancshares Corporation and First National Bank.

(2)	Compensation reported in this column includes Mr. Vernon’s compensation for the period starting November 14, 2006 and ending on December 31, 2006, which reflects the time period in which Mr. Vernon served as the President and Chief Executive Officer of National Bancshares Corporation and First National Bank.

(3)	Compensation reported in this column includes $440 cash payment from the Bank equal to 20% of the purchase price of 100 National Bancshares Corporation common shares acquired by the employee on the open market.

(4)	Compensation reported in this column includes $305 cash payment from the Bank equal to 20% of the purchase price of 100 National Bancshares Corporation common shares acquired by the employee on the open market; and perquisites of housing reimbursement of $13,537 and mileage reimbursement of $8,045.

(5)	Compensation reported in this column includes severance pay of $54,856; employer portion of health insurance of $6,245; and employer contributions under the Bank’s 401 (k) plan of $1,849.

(6)	Compensation reported in this column includes employer portion of health insurance coverage of $6,350; and employer contributions under the Bank’s 401 (k) plan of $1,292.

Narrative Discussion to the Summary Compensation Table

Employment Agreement with Mr. Vernon — In December 2006, the Company entered into an employment agreement with Mr. Vernon. The original term of Mr. Vernon’s employment agreement began on November 14, 2006 and expired on November 14, 2007. Effective November 20, 2007, the term of Mr. Vernon’s employment period was amended to continue until December 31, 2008 and shall be automatically extended until December 31, 2009, unless Mr. Vernon receives written notice from the Board on or before November 30, 2008 that the employment period will end on December 31, 2008. Pursuant to Mr. Vernon’s amended employment agreement, all provisions of the original employment agreement dated November 14, 2006, other than the aforementioned amendment, remain in full force and effect.

Mr. Vernon’s employment agreement and amendment thereto entitled him to an annual salary of $225,000 beginning November 14, 2006 and such salary remained the same through the end of fiscal year 2007. Mr. Vernon’s base salary will be reviewed at least annually consistent with the past practices of the Company. As part of the agreement, the Bank reimbursed Mr. Vernon for reasonable expenses incurred by him on behalf of the Bank in performance of his duties, including weekly travel to and from his home in Cincinnati, Ohio, at the standard mileage rate as set forth by the Internal Revenue Service, $0.485 per mile. Pursuant to Mr. Vernon’s employment agreement and amendment thereto, the Bank reimbursed Mr. Vernon for reasonable housing expenses in Wayne County, Ohio, where he resides during the business week, in the amount of $986 per month. The various reimbursement amounts that were paid during fiscal year 2007 to Mr. Vernon are included in the “All other compensation” column of the Summary Compensation Table.

Severance Agreement with Kenneth R. VanSickle — On June 29, 2007, the Company entered into a severance agreement with Kenneth R. VanSickle. Pursuant to the severance agreement, the Company agreed to pay Mr. VanSickle severance in an amount equal to six months of Mr. VanSickle’s salary, based on his salary at the time of his resignation. Under the severance agreement, the Company paid Mr. VanSickle $54,856, which is included in the “All other compensation” column of the Summary Compensation Table.

Director Compensation Table

					Non-Equity	Non-Qualified
	Fees Earned				Incentive	Deferred
	or Paid		Stock	Option	Plan	Compensation		All Other
Name	In Cash($)		Awards($)	Awards($)	Compensation($)	Earnings($)		Compensation($)		Total ($)

Sara Steinbrenner Balzarini	$16,442	(1)	—	—	—	—		$8,131	(6)	$24,573
John P. Cook	$17,279	(2)	—	—	—	—		—		$17,279
Bobbi Douglas	$13,100	(3)	—	—	—	—		—		$13,100
John W. Kropf	$31,933	(4)	—	—	—	—		$6,245	(6)	$38,178
John L. Muhlbach, Jr.	$2,700	(5)	—	—	—	—		—		$2,700
Victor B. Schantz	$5,400	(7)	—	—	—	—		—		$5,400
Steve Schmid	$13,933	(8)	—	—	—	—		—		$13,933
John E. Sprunger	$6,483	(9)	—	—	—	$6,189	(11)	—		$12,672
Howard J. Wenger	$15,508	(10)	—	—	—	$17,665	(12)	—		$33,173
Albert W. Yeagley	$15,508	(10)	—	—	—	—		—		$15,508

(1)	Compensation reported in this column includes Directors Fees for attendance of monthly Board meetings, attendance at Audit Committee meetings and serving as Audit Committee Chairperson for one meeting in 2007.

(2)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings, attendance of Audit Committee meetings and serving as Audit Committee Chairperson beginning in March 2007.

(3)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings.

(4)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings, attendance at Executive Committee meetings and serving as Chairman of the Board of the Executive Committee.

(5)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings beginning in November.

(6)	Compensation reported in this column includes health insurance coverage provided by the Bank.

(7)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings beginning in September.

(8)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings and attendance of the Executive Committee meetings.

(9)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings through May and attendance of Audit Committee Meetings January through May. Mr. Sprunger retired from the Board in May 2007.

(10)	Compensation reported in this column includes Directors Fees for attendance of monthly board meetings and attendance of the Audit Committee meetings.

(11)	Compensation reported in this column includes earnings of deferred directors’ fees at market rate.

(12)	Compensation reported in this column includes Mr. Wenger’s earnings of deferred directors’ fees at market rate in the amount of $11,216 and above-market earnings on his deferred directors’ fees in the amount of $6,449. In fiscal year 2007, Mr. Wenger’s deferred fees earned a rate of 10%, which were above market earnings, in accordance with the Deferred Directors’ Fees Plan.

Narrative to the Director Compensation Table

Director Fees — The members of the Board received the following compensation in 2007 from the Company: January 1, 2007 through April 30, 2007, $925 per meeting attended, May 1, 2007 through August 31, 2007, $1,000 per meeting attended; September 1, 2007 through December 31, 2007, $1,350 per meeting attended. The Chairman of the Board receives an additional monthly retainer of $2,000. During 2007, the Board met 12 times. On an annual basis, the compensation for the Board and the related committees is reviewed and re-evaluated by the Board. Board members have the option to receive a semi-annual payment in cash or to defer these fees.

The Deferred Directors’ Fees Plan provides each director the option to defer his or her director fees until retirement, up to a maximum of $5,000 per month. The Bank credits interest to a director’s deferred compensation account on December 31 of each year at an interest rate equal to twice the one-year treasury rate as of December 31 of each year, but in no case at a rate less than 8%. However, for years beginning after 2006, the interest rate will equal the Bank’s 12-month certificate of deposit rate. After retirement, the director receives his or her deferred compensation account balance in equal monthly or annual installments for 10 years, or in a lump-sum payment. The directors that participated under the Deferred Directors’ Fees Plan during fiscal year 2007 included John E. Sprunger and Howard J. Wenger and such amounts deferred are reflected in the “Nonqualified Deferred Compensation Earnings” column of the Director Compensation Table.

The Members of the Bank’s Audit Committee received the following compensation in 2007: January through April, $525 per meeting attended; May through December, $2,500 annually, with the exception of the Committee Chairperson who receives $5,000 annually. The amount reflected in the Director Compensation Table for the members of the Audit Committee include a pro-rated portion of the Audit Committee fees from May through December. The Bank’s Audit Committee, which is comprised of the same people who serve on National Bancshares’ Audit Committee and meet simultaneously, met six times in 2007.

The Members of the Executive Committee, with the exception of Mr. Vernon, who serves without compensation, received the following compensation in 2007: January through April, $525 per meeting attended; and May through December, $2,500 annually. The Executive Committee met five times in 2007.

Retirement Benefits and Deferred Compensation — In August 1994 First National Bank implemented a director retirement benefit and death benefit plan for all directors, entitled, the Directors Defined Benefit Plan (the “Director Plan”). The Director Plan is designed to provide an annual retirement benefit to each director after his or her board service terminates and he or she attains age 70. The retirement benefit is an annual benefit equal to $1,000 multiplied by the years of board service after August 1994. For service during part of a year, a period of six months or more is considered a full year, but a period less than six months is disregarded. The annual retirement benefit is payable for the lifetime of the director, but in no event for fewer than 15 years. If a director dies before receiving 15 annual payments, the balance of the payments is paid to the director’s designated beneficiary or beneficiaries. If a director dies while serving on the Bank’s board, the Bank will pay the director’s designated beneficiary or beneficiaries 15 successive annual benefit payments, each equal to $1,000 for each year of service from, and after, August 1994 through the date of the director’s death, with the following qualification. If the director has not yet reached seventy (70) years of age at the date of death and is insurable, and the Bank has purchased insurance on his or her life, it shall be assumed for the purpose of calculating this annual benefit that the Director died at age seventy (70). If a director dies before age 70 but after having first terminated director service, the Bank will pay the former director’s designated beneficiary or beneficiaries an annual benefit for 15 years equal to $1,000 for each year of board service from, and after, August 1994 through the director’s termination of board service. The Directors Plan was curtailed during 2007. No additional accrual benefits can be earned as a result of the curtailment.

The Bank purchased insurance policies on the lives of the directors as an informal financing mechanism for the Bank’s post-retirement obligations under the Directors Defined Benefit Plan. Since the Bank is the sole beneficiary of the life insurance policy, the directors have no interest in this policy. Although the Bank expects the policies on the directors’ lives to serve as a source of funds for the director retirement benefits payable under the Directors Defined Benefit Plan Agreements, the directors’ contractual entitlements under the Directors Defined Benefit Plan Agreements are not funded and remain contractual liabilities of the Bank, payable when a director terminates service and attains age 70. As mentioned previously, the Bank has a mandatory retirement age of 70 years old for all directors.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

Directors, officers and their associates were customers of, and had transactions with, the Bank in the ordinary course of business in 2007. Similar transactions can be expected in the future. All loans and loan commitments involving directors, officers and their associates were made by the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans and loan commitments with directors and executive officers require advanced approval by the Bank’s board of directors.

Director John W. Kropf is an attorney in private practice with the law firm Kropf, Wagner, Hohenberger & Lutz, L.L.P., which performs legal services for the Company from time to time. Kropf, Wagner, Hohenberger & Lutz, L.L.P. owns 51% of First Kropf Title, L.L.C.’s equity interests. Payments of approximately $27,776 for various title services were made in 2007 to First Kropf Title, L.L.C. by mortgage loan borrowers of the Bank. All, or substantially all, of First Kropf Title, L.L.C.’s customers are mortgage loan borrowers referred by the Bank. Through his interest in the law firm, Mr. Kropf may be deemed to have an approximate 14% indirect interest in First Kropf Title, L.L.C.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of a company whose equity securities are registered under the Securities Exchange Act of 1934, and any person who owns more than 10% of a registered class of the company’s equity securities, to file with the SEC initial reports of ownership, and reports of changes in ownership, of National Bancshares’ common shares. During the fiscal year ended December 31, 2007, Steve Schmid and Howard J. Wenger, directors of National Bancshares, each failed to file all reports required by Section 16(a) of the Securities Exchange Act of 1934 due to unintentional oversights. The appropriate report for Steve Schmid was filed with the SEC on March 3, 2008. The appropriate report for Howard J. Wenger was filed with the SEC on March 19, 2008.

PROPOSALS OF SECURITY HOLDERS

Shareholders desiring to submit a proposal for inclusion in National Bancshares’ proxy materials for the 2009 annual meeting must submit the proposals to National Bancshares at its executive offices no later than November 21, 2008. We will not include in our proxy statement, or form of proxy, for the 2009 annual meeting a shareholder proposal received after that date or that otherwise fails to satisfy the requirements for shareholder proposals established by SEC rules and regulations. Proposals should be sent to David C. Vernon, President and CEO, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

If a shareholder intends to present a proposal at the 2009 annual meeting without seeking to include the proposal in National Bancshares’ proxy materials for that meeting, the shareholder must give advance notice to National Bancshares at the address set forth in the preceding paragraph. The shareholder must give such notice at least 45 days before the date in 2009 corresponding to the mailing date of this proxy statement for the 2008 Annual Meeting. This proxy statement is being mailed to shareholders on, or about, April 2, 2008, the date 45 days before the corresponding mailing date in 2009 is therefore February 15, 2009. Accordingly, if you desire to present a proposal at the 2009 annual meeting of shareholders without seeking to include the proposal in National Bancshares’ proxy materials for that meeting, you should provide notice of the proposal to National Bancshares no later than February 6, 2009. If you fail to do so, National Bancshares’ management proxies for the 2009 annual meeting will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in National Bancshares’ proxy materials.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, the other holder of record, or direct your written request to National Bancshares Corporation, Attn: James R. VanSickle, 112 West Market Street, PO Box 57, Orrville, Ohio 44667. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker, the other holder of record or National Bancshares.

ANNUAL REPORT

Our 2007 Annual Report has been mailed to persons who were shareholders as of the close of business on March 13, 2008. Additional copies may be obtained without charge by written request. The 2007 Annual Report is not part of these proxy-soliciting materials and is not incorporated in this proxy statement by reference. National Bancshares files periodic reports and other information with the SEC under the Securities Exchange Act of 1934. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 100 F Street, NE, Washington, D.C. 20549. The SEC maintains an Internet web site containing reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that web site is http://www.sec.gov.

A copy of National Bancshares Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC but without exhibits, will — on or after April 1, 2008 — be furnished without charge upon written request directed to Mr. James R. VanSickle, Chief Financial Officer, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

OTHER BUSINESS

The Board is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters properly come before the Annual Meeting, proxies in the accompanying form will be voted on those other matters in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Annual Meeting.

Appendix A

National Bancshares Corporation

2008 Equity Incentive Plan

Article 1. Establishment & Purpose

1.1  Establishment.  National Bancshares Corporation, an Ohio corporation (hereinafter referred to as the “Company”), hereby establishes the National Bancshares Corporation 2007 Equity Incentive Plan (hereinafter referred to as the “Plan”) as set forth in this document.

1.2  Purpose of the Plan.  The purpose of this Plan is to attract, retain and motivate officers and employees of, consultants to, and non-employee directors providing services to the Company and its Subsidiaries and Affiliates, and to promote the success of the Company’s business by providing them with appropriate incentives.

Article 2. Definitions

Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.

2.1  “Affiliate” means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls or any entity that the Company has a substantial direct or indirect equity interest, as determined by the Board.

2.2  “Annual Award Limit” shall have the meaning set forth in Section 5.1(b).

2.3  “Award” means any Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award or Performance-Based Compensation award that is granted under the Plan.

2.4  “Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Participant describing the terms and provisions of the actual grant of such Award.

2.5  “Beneficial Owner” or  “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6  “Board” means the Board of Directors of the Company.

2.7  “Change of Control” means the occurrence of any of the following events: (a) any Person is or becomes the Beneficial Owner (except that a Person shall be deemed to have “beneficial ownership” of all Shares that any such Person has the right to acquire, whether such right is currently exercisable or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation, tender, exchange offer or otherwise; or (b) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any Person; (c) during any period of two consecutive years commencing on or after the Effective Date, individuals who as of the beginning of such period constituted the entire Board (together with any new directors whose election by such Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors of the Company, then still in office, who were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.8  “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9  “Committee” means the compensation committee of the Board, or any other committee designated by the Board to administer this Plan. The Committee shall have at least two members, each of whom shall be (i) a Non-Employee Director, (ii) an Outside Director and (iii) at any time at which the Shares are listed on any stock exchange or the Nasdaq, an “independent director” within the meaning of the listing requirements of the Nasdaq and each other exchange on which the Company may be listed.

2.10  “Company” means National Bancshares Corporation, an Ohio corporation, and any successor thereto.

2.11  “Consultant” means any individual (other than an Employee or a Director) who is engaged by the Company, a Subsidiary or an Affiliate to render consulting or advisory services to the Company or such Subsidiary or Affiliate.

2.12  “Covered Employee” means for any Plan Year, a Participant designated by the Company as a potential “covered employee,” as such term is defined in Section 162(m) of the Code.

2.13  “Director” means a member of the Board who is not an Employee.

2.14  “Effective Date” means the date set forth in Section 14.15.

2.15  “Employee” means an officer or other employee of the Company, its Subsidiaries or an Affiliate, including a member of the Board who an employee of the Company, its Subsidiaries or an Affiliate.

2.16  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.17  “Fair Market Value” means, as of any date, the per Share value determined as follows:

(a) If the Shares are listed on any established stock exchange or a national market system, including the PORTAL Market, the per Share Fair Market Value shall be the closing sales price for each share of such stock (or the closing bid, if no sales were reported) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the “Pink Sheets” published by the National Quotation Bureau, Inc.) or by a recognized securities dealer, but selling prices are not reported, the per Share Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) In the absence of an established market for the Shares of the type described in (a) and (b), above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with applicable provisions of Section 409A of the Code.

2.18  “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

2.19  “Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

2.20  “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21  “Other Stock-Based Award” means any right granted under Article 9 of the Plan.

2.22  “Option” means any stock option granted form time to time under Article 6 of the Plan.

2.23  “Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.

2.24  “Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.25  “Participant” means any eligible person as set forth in Section 4.1 to whom an Award is granted.

2.26  “Performance-Based Compensation” means compensation under an Award that is intended to constitute “qualified performance-based compensation” within the meaning of the regulations promulgated under Section 162(m) of Code or any successor provision.

2.27  “Performance Measures” means measures as described in Section 10.1 on which the performance goals are based in order to qualify Awards as Performance-Based Compensation.

2.28  “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.29  “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.30  “Plan” means the National Bancshares Corporation 2008 Equity Incentive Plan.

2.31  “Plan Year” means the applicable calendar year.

2.32  “Restricted Stock” means any Award granted under Article 8.

2.33  “Restriction Period” means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.

2.34  “Service” means service as an Employee, Director or Consultant.

2.35  “Share” means a common share, without par value, of the Company, or such other class or kind of shares or other securities resulting from the application of Section 12.1.

2.36  “Stock Appreciation Right” means any right granted under Article 7.

2.37  “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any parent of the Company) if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.38  “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.

Article 3. Administration

3.1  Authority of the Committee.  The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to select the Directors, Employees and Consultants to whom Awards will be granted and determine the type and amount of Awards to be granted to each such Director, Employee or Consultant, the terms and conditions of Awards granted under the Plan and the terms of Award Agreements to be entered into with Participants. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement, accelerate or waive vesting of Awards and exercisability of Awards, extend the term or period of exercisability of any Awards, modify the purchase price under any Award, or waive any terms or conditions applicable to any Award; provided that no action taken by the Committee shall adversely affect in any material respect the rights granted to any Participant under any outstanding Awards without the Participant’s written consent (other than pursuant to Article 11 or Article 12 hereof). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. Notwithstanding anything in this Section 3.1 to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to Non-Employee Directors under the Plan. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2  Delegation.  The Committee may delegate to one or more of its members, one or more officers of the Company or any of its Subsidiaries, and one or more agents or advisors such administrative duties or powers as it may deem advisable.

Article 4. Eligibility and Participation

4.1  Eligibility.  Participants will consist of such Employees, Consultants, and Directors as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.

4.2  Type of Awards.  Awards under the Plan may be granted in any one or a combination of: (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock and (d) Other Stock-Based Awards. The Plan sets forth the performance goals and procedural requirements to permit the Company to design Awards that qualify as Performance-Based Compensation, as described in Article 10 hereof. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

Article 5. Shares Subject to the Plan and Maximum Awards

5.1  Number of Shares Available for Awards.

(a) General.  Subject to adjustment as provided in Section 5.1(c) and Article 12, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 223,448 Shares. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 223,448 Shares, subject to adjustments provided in Article 12 hereof and subject to the provisions of Sections 422 or 424 of the Code or any successor provisions. Any Shares delivered to the Company as part or full payment for the purchase price of an Award granted under this Plan or, to the extent the Committee determines that the availability of Incentive Stock Options under the Plan will not be compromised, to satisfy the Company’s withholding obligation with respect to an Award granted under this Plan, shall again be available for Awards under the Plan; provided however, that such Shares shall continue to be counted as outstanding for purposes of determining whether an Annual Award Limit has been attained.

(b) Annual Award Limits.  The maximum number of Shares with respect to which any Awards may be granted to any Participant in any Plan Year shall be 22,344 Shares, subject to adjustments made in accordance with Article 12 hereof, or the cash equivalent thereof to the extent such Awards are payable in cash or property (the “Annual Award Limit”).

(c) Additional Shares.  In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or are otherwise settled for cash, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards under the Plan. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not (i) reduce the maximum number of Shares available for issuance under this Plan or (ii) be subject to or counted against a Participant’s Annual Award Limit.

Article 6. Stock Options

6.1  Grant of Options.  The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided that Options granted to Directors and Consultants shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee nor the Company or any of its Affiliates shall be liable to any Participant or to any other person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Options shall be evidenced by Award Agreements which shall state the number of Shares covered by such Option. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions, as the Committee shall deem advisable.

6.2  Terms of Option Grant.  The Option Price shall be determined by the Committee at the time of grant, but shall not be less than the par value of a Share on the date of grant. In the case of any Incentive Stock Option the Option Price shall be (i) if granted a Person other than a Ten Percent shareholder, not less than 100% of the Fair Market value of a Share on the date of grant or (ii) if granted to a Ten Percent Shareholder, not be less than 110% of the Fair Market Value of a Share on the date of grant.

6.3  Option Term.  The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten years (or, in the case on an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years).

6.4  Time of Exercise.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.5  Method of Exercise.  Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by cashier’s check), (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares or (iv) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

6.6  Limitations on Incentive Stock Options.  Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and of any parent corporation or subsidiary corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

Article 7. Stock Appreciation Rights

7.1  Grant of Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a “Tandem SAR”). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.

7.2  Terms of Stock Appreciation Right.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which shall not be less than 100% of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. Unless otherwise provided in the Award Agreement, no Stock Appreciation Right shall have a term of more than 10 years from the date of grant.

7.3  Tandem Stock Appreciation Rights and Options.  A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

Article 8. Restricted Stock

8.1  Grant of Restricted Stock.  An Award of Restricted Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.

8.2  Terms of Restricted Stock Awards.  Each Award Agreement evidencing a Restricted Stock grant shall specify the period(s) of restriction, the number of Shares of Restricted Stock subject to the Award, the performance, employment or other conditions (including the termination of a Participant’s Service whether due to death, disability or other cause) under which the Restricted Stock may be forfeited to the Company and such other provisions as the Committee shall determine. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative). The Committee may, in its sole discretion, modify or accelerate the lapsing of the restrictions imposed on Restricted Stock.

8.3  Voting and Dividend Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, Participants holding Restricted Stock granted hereunder shall not have the right to exercise voting rights with respect to the Restricted Stock and shall not have the right to receive dividends on such Restricted Stock.

8.4  Performance Goals.  The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant’s achievement of one or more performance goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock to such Participant or the Participant shall forfeit the Award of Restricted Stock to the Company.

8.5  Section 83(b) Election.  If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Other Stock-Based Awards

The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of, Shares (the “Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

Article 10. Performance-Based Compensation

The Committee is authorized to design any Award so that the amounts or Shares payable or distributed pursuant to such Award are treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations.

10.1  Performance Measures.  The vesting, crediting and/or payment of Performance-Based Compensation shall be based on the achievement of objective performance goals based on one or more of the following Performance Measures: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets.

Any Performance Measure may be (i) used to measure the performance of the Company and/or any of its Subsidiaries or Affiliates as a whole, any business unit thereof or any combination thereof or (ii) compared to the performance of a group of comparable companies, or a published or special index, in each case that the Committee, in its sole discretion, deems appropriate.

10.2  Establishment of Performance Goals for Covered Employees.  No later than ninety (90) days after the commencement of a performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed), the Committee shall establish in writing: (a) the performance goals applicable to the Performance Period; (b) the Performance Measures to be used to measure the performance goals in terms of an objective formula or standard; (c) the method for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (d) the Participants or class of Participants to which such performance goals apply.

10.3  Adjustment of Performance-Based Compensation.  Awards that are designed to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

10.4  Certification of Performance.  No Award designed to qualify as Performance-Based Compensation shall be vested, credited or paid, as applicable, with respect to any Participant until the Committee certifies in writing that the performance goals and any other material terms applicable to such Performance Period have been satisfied.

Article 11. Compliance with Section 409A of the Code

11.1  General.  It is the intent of the Company that Options, Stock Appreciation Rights and Restricted Stock Awards under the Plan shall be structured such that the Awards do not provide for a deferral of compensation as further set forth in Treas. Reg. § 1.409A-1(b)(5). To the extent that the Committee determines that any other Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. It is expressly contemplated that the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A of the Code, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A of the Code, Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date of the grant (“Section 409A Guidance”). This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and Awards are exempt from or comply with Section 409A Guidance.

11.2  Payments to Specified Employees.  Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.

Article 12. Adjustments

12.1  Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in its sole discretion, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price, grant price or purchase price applicable to outstanding Awards, the Annual Award Limits, and/or other value determinations applicable to the Plan or outstanding Awards.

12.2  Change of Control.  Upon the occurrence of a Change of Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under all then outstanding Awards immediately prior to the occurrence of such event; (iv) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, within fifteen days immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (in either case contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled.

Article 13. Duration, Amendment, Modification, Suspension, and Termination

13.1  Duration of the Plan.  Unless sooner terminated as provided in Section 13.2, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

13.2  Amendment, Modification, Suspension, and Termination of Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof or any Award (or Award Agreement) thereunder at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made (i) without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and (ii) without the consent of the Participant, if such action would materially diminish any of the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, however, the Committee may amend the Plan, any Award or any Award Agreement in such manner as it deems necessary to comply with applicable laws.

Article 14. General Provisions

14.1  No Right to Service.  The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

14.2  Settlement of Awards; No Fractional Shares.  Each Award Agreement shall establish the form in which the Award shall be settled. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

14.3  Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

14.4  No Guarantees Regarding Tax Treatment.  Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any Award under Section 409A of the Code or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

14.5  Section 16 Participants.  With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

14.6  Non-Transferability of Awards.  Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. An award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs or legatees of the Participant shall not be effective to bind the

Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

14.7  Conditions and Restrictions on Shares.  The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

14.8  Compliance with Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, Nasdaq or stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

The restrictions contained in this Section 14.8 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 14.7. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.9  Rights as a Shareholder.  Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

14.10  Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.11  Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, any of its Subsidiaries or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company a Subsidiary or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary or Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

14.12  No Constraint on Corporate Action.  Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company’s, its Subsidiary’s or Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company its Subsidiary or Affiliate to take any action which such entity deems to be necessary or appropriate.

14.13  Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

14.14  Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

14.15  Effective Date.  The Plan shall be effective as of the date of adoption by the Board, which date is set forth below (the “Effective Date”), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each Participant to receive any Awards hereunder. Any Awards granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant, but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Award shall be cancelled.

This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 19th day of February, 2008.

David C. Vernon,
President and Chief Executive Officer

PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY NATIONAL BANCSHARES CORPORATION

Annual Meeting of Shareholders to be Held April 24, 2008
This Proxy is Solicited on Behalf of the Board of Directors
KNOW ALL PERSONS BY THESE PRESENT: That I/We, the undersigned Shareholder or Shareholders of National Bancshares Corporation, Orrville, Ohio, do hereby nominate, constitute and appoint Sara Balzarini Steinbrenner, Steve Schmid, Albert W. Yeagley, or any one of them, (with substitution, for my or our stock and in my or our name, place and stead) to vote all the common stock of said Company, standing in my or our name, on its books on March 13, 2008, at the Annual Meeting of Shareholders to be held at the OPERATIONS CENTER OF FIRST NATIONAL BANK, 1444 NORTH MAIN STREET, ORRVILLE, OHIO, on April 24, 2008 at 2:00 o’clock p.m., or at any adjournment thereof with all the powers the undersigned would possess if personally present. The shares will be voted in accordance with my specifications.
Proposals

	For	With- hold	For All Except
1. Elect Three (3) Directors to Serve a Three (3) Year Term as Directors of the Company Until Expiration of Their Term in 2011 (Except as marked to the contrary below):	☐	☐	☐

John P. Cook, John W. Kropf, David C. Vernon

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2. Ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2008:	For ☐	Against ☐	Abstain ☐

Crowe Chizek and Company, LLC

3. Approve the National Bancshares Corporation 2008 Equity Incentive Plan.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends a vote “FOR” the director nominees, a vote “FOR” the ratification of the independent auditors for the year ending December 31, 2008, and a vote “FOR” the approval of the Compensation Plan. (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.)

IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

INSTRUCTIONS: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

| Detach above card, sign, date and mail in postage paid envelope provided. |
NATIONAL BANCSHARES CORPORATION

INSTRUCTIONS: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.
ALL JOINT OWNERS MUST SIGN.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY
HAS YOUR ADDRESS CHANGED?